Accrued Expenses and Other Liabilities (Details) - Schedule of Accrued Expenses and Other Liabilities - VASO CORPORATION [Member] - USD ($) $ in Thousands	Sep. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of Accrued Expenses and Other Liabilities [Abstract]
Accrued compensation	$ 1,473	$ 2,652	$ 2,397
Accrued expenses – other	1,791	2,012	1,799
Order reduction liability	1,198	2,577	1,518
Other liabilities	1,891	1,650	1,775
Total other liabilities	$ 6,353	$ 8,891	$ 7,489